UIT-981 (Impact)

Supplement Dated May 16, 2001

to

Prospectus and Statement of Additional Information

Dated May 1, 2001

Please replace the fourth and fifth paragraphs of the section entitled "About VALIC" on page 7 of the UIT-981 prospectus with the following:

On May 11, 2001, American General Corporation, the parent of The Variable Annuity Life Insurance Company and The Variable Annuity Marketing Company, respectively the investment adviser and underwriter to UIT-981, announced that it had terminated its previously announced merger agreement with London-based Prudential plc, and concurrently agreed to be acquired by American International Group, Inc. American International Group, Inc. is one of the world's leading insurance and financial services organizations, and is the largest underwriter of commercial and industrial insurance in the United States. It is currently anticipated that the transaction, which is subject to approval by American General Corporation shareholders, regulatory approvals and other customary conditions, will close by the end of 2001.

VA2620-A